Eaton Vance Floating-Rate Advantage Fund
Eaton Vance Floating-Rate Fund
Supplement to Prospectus dated March 1, 2012

1.  The following replaces the third paragraph in “Principal Investment Strategies” in “Fund Summaries – Floating-Rate Advantage Fund” and “Fund Summaries – Floating-Rate Fund”:

The investment adviser seeks to maintain broad borrower and industry diversification among the Fund’s Senior Loans.  When selecting Senior Loans, the investment adviser seeks to implement a systematic risk-weighted approach that utilizes fundamental analysis of risk/return characteristics.  Senior Loans may be sold, if in the opinion of the investment adviser, the risk-return profile deteriorates or to pursue more attractive investment opportunities.  In managing the Fund, the investment adviser seeks to invest in a portfolio of Senior Loans that it believes will be less volatile over time than the general loan market.  Preservation of capital is considered when consistent with the Fund’s investment objective.

July 18, 2012	6048-7/12 FRFFRHIPS1